                                                                   EXHIBIT 10.44

                              AMENDED AND RESTATED

                                     WARRANT


     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 28, 1998, BETWEEN INFOCURE CORP. AND CRESCENT INTERNATIONAL LIMITED. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM INFOCURE CORP.'S EXECUTIVE OFFICES.

This Incentive Warrant was originally issued on September 28, 1998 and was amended and restated on March 6, 2001.

         Warrant to Purchase up to 200,000 shares of Common Stock of InfoCure Corporation (hereinafter, the "Incentive Warrant").

         InfoCure Corporation, a Delaware corporation (the "Company"), hereby agrees that Crescent International Limited (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period up to 200,000 fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), as the same may be adjusted from time to time pursuant to Section 6 hereof, at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to Section 6 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Incentive Warrant is subject to the provisions of the Registration Rights Agreement (as defined below).

         This Incentive Warrant supercedes the Incentive Warrant issued to the Investor on September 28, 1998.

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Section 1.        Definitions.

                  "Agreement" shall mean the Stock Purchase Agreement, dated as of September 29, 1998, between InfoCure Corp. and the Investor.

                  "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

                  "Date of Exercise" shall mean the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Incentive Warrant and Exercise Form are received by the Company within reasonable time thereafter. If the Warrant Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is received by the Company.

                  "Exercise Date" shall mean, with respect to any exercise (in whole or in part) of this Incentive Warrant either (i) the date this Incentive Warrant, the Exercise Notice and the Aggregate Exercise Price are received by the Company or (ii) the date a copy of the Exercise Notice is sent by facsimile to the Company, provided that this Incentive Warrant, the original Exercise Notice, and the Aggregate Exercise Price are received by the Company within 5 Trading Days thereafter and provided further that if this Incentive Warrant, the original Exercise Notice and the Aggregate Exercise Price are not received within 5 Trading Days in accordance with clause (ii) above, the Exercise Date for this clause (ii) shall be the date that the Company receives this Incentive Warrant, the original Exercise Notice and the Aggregate Exercise Price.

                  "Exercise Period" shall mean the period beginning on the Subscription Date and continuing until the expiration of the five-year period thereafter; provided that such period shall be extended one day for each day after the Subscription Date, that the Registration Statement covering (i) shares purchased by the Investor through the first Put, (ii) the Incentive Warrant Shares purchasable through exercise of this Incentive Warrant and (iii) the Additional Warrant Shares related to such Put, is not effective during the period such Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

                  "Exercise Price" as of the date hereof shall mean $6.90 per share of Common Stock, subject to the adjustments provided for in Section 6 of this Incentive Warrant.

                  "Per Share Warrant Value" shall mean the difference resulting from subtracting the Exercise Price from the Sale Price of one share of Common Stock on the Trading Day immediately preceding the Date of Exercise.

                  "Registration Rights Agreement" shall mean the registration rights agreement, dated September 28, 1998, between InfoCure Corp. and the Investor.

                  "Subscription Date" shall mean the date on which the Agreement is executed and delivered by the parties thereto.


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                  "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Incentive Warrant; and

                  other capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

         Section 2. Exercise; Cashless Exercise.

                  (a) Method of Exercise. This Incentive Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by (i) the surrender of this Incentive Warrant, with the form of exercise attached hereto as Exhibit A duly exercised by the Warrant Holder (the "Exercise Notice") to the Company at the address set forth in Section 13 hereof, accompanied by payment of the Exercise Price multiplied by the number of shares of Common Stock for which this Incentive Warrant is being exercised (the "Aggregate Exercise Price") or (ii) telecopying an executed and completed Exercise Notice to the Company and delivering to the Company within three (3) business days thereafter this Incentive Warrant, the original Exercise Notice and the Aggregate Exercise Price. Each date on which an Exercise Notice is received by the Company in accordance with clause (i) and each date on which the Exercise Notice is telecopied to the Company in accordance with clause (ii) above shall be deemed an "Exercise Date".

                  (b) Payment of Aggregate Exercise Price. Subject to paragraph
(c) below, payment of the Aggregate Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within five (5) business days. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within three (3) business days of receipt.

                  (c) Cashless Exercise. As an alternative to payment of the Aggregate Exercise Price in accordance with paragraph (b) above, the Warrant Holder may elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this Incentive Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Incentive Warrant Shares for which this Incentive Warrant is being exercised by the Per Share Warrant Value and
(ii) dividing the product by the Sale Price of one share of the Common Stock on the Trading Day immediately preceding the Date of Exercise.

                  (d) Replacement Warrant. In the event that the Incentive Warrant is not exercised in full, the number of Incentive Warrant Shares shall be reduced by the number of such Incentive Warrant Shares for which this Incentive Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to the Warrant Holder a new Incentive Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Incentive Warrant Shares.


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         Section 3. Ten Percent Limitation. The Warrant Holder may not exercise this Incentive Warrant such that the number of Incentive Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned by the Warrant Holder would result in the Warrant Holder owning more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. As of any date prior to the Date of Exercise, the aggregate number of shares of Common Stock into which this Incentive Warrant is exercisable, together with all other shares of Common Stock then beneficially owned (as such term is defined in Rule 13(d) under the Exchange Act) by such Warrant Holder and its affiliates, shall not exceed 9.9% of the total outstanding shares of Common Stock as of such date.

         Section 4. Delivery of Stock Certificates.

                  (a) Subject to the terms and conditions of this Incentive Warrant, as soon as practicable after the exercise of this Incentive Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder lawfully may direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Incentive Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States also shall be made within 5 Trading Days after the exercise of this Incentive Warrant in full or in part.

                  (b) This Incentive Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Incentive Warrant, in full or in part, would result in the right to acquire any fractional share of Common Stock, then in such event such fractional share shall be considered a whole share of Common Stock and shall be added to the number of Incentive Warrant Shares issuable to the Investor upon exercise of this Incentive Warrant.

         Section 5. Representations, Warranties and Covenants of the Company.

                  (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Incentive Warrant and the Incentive Warrant Shares to the Warrant Holder.

                  (b) From the date hereof through the last date on which this Incentive Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

                  (c) The Incentive Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.


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                  (d) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Incentive Warrant. The Company at all times shall reserve and keep available, solely for issuance and delivery as Incentive Warrant Shares hereunder, such shares of Common Stock as from time to time shall be issuable as Incentive Warrant Shares.

         Section 6. Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Incentive Warrant Shares issuable upon exercise of the Incentive Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) Reclassification, Consolidation, Merger; Mandatory Share Exchange; Sale Transfer or Lease of Assets. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, (i) reclassifies or changes its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of the Incentive Warrant) or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of this Incentive Warrant), then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment by the Warrant Holder of any additional consideration therefor, amend this Incentive Warrant or issue a new Incentive Warrant providing that the Warrant Holder shall have rights not less favorable to the Warrant Holder than those then applicable to this Incentive Warrant and to receive upon exercise under such amendment of this Incentive Warrant or new Incentive Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of the Incentive Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, lease, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Incentive Warrant had the Incentive Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended Incentive Warrant or new Incentive Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

                  (b) Subdivision or Combination of Shares; Stock Dividends. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, the Exercise Price shall be proportionately reduced, as of the date the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, whichever is earlier. If the Company, at the time while this Incentive Warrant is unexpired and not exercised in full, shall combine its Common Stock, the Exercise Price shall be proportionately increased as of the effective date for the combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.


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

                  (c) Stock Dividends. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

                           1. the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

                           2. the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution. The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

                  (d) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 6, the number of Incentive Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Incentive Warrant Shares issuable prior to an adjustment by a fraction:

                           1. the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 6; and

                           2. the denominator of which shall be the Exercise Price after such adjustment.

                  (e) Liquidating Dividends, Etc. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (d)) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the Incentive Warrant in addition to the Incentive Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Incentive Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Incentive Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Incentive Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.


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                  (f) Other Provisions Applicable to Adjustments Under This
Section. The following provisions will be applicable to the making of adjustments in any Exercise Price hereinabove provided in this Section 6.

                           1. Other Action Affecting Capital Shares. In case after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action specifically described in any of the foregoing subsections (a) through (e) hereof, inclusive, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Incentive Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

                           2. Notice of Certain Actions. In the event the Company shall, at a time while the Incentive Warrant is unexpired and outstanding, take any action which pursuant to subsections (a) through
         (e) of this Section 6 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Incentive Warrant prior to such action becoming effective.

                           3. Notice of Adjustments. Whenever the Exercise Price or number of Incentive Warrant Shares shall be adjusted pursuant to
         Section 6 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Incentive Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder of the Incentive Warrant.

         Section 7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Incentive Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Incentive Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Incentive Warrant Shares on the exercise of this Incentive Warrant.

         Section 8. Rights As Stockholder. Prior to exercise of this Incentive Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect


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

to the Incentive Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         Section 9. Replacement of Incentive Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Incentive Warrant and, in the case of any such loss, theft or destruction of the Incentive Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Incentive Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Incentive Warrant of like tenor.

         Section 10. Choice of Law. This Agreement shall be construed under the laws of the State of Delaware, without giving effect to conflict of law provisions.

         Section 11. Entire Agreement; Amendments. This Incentive Warrant, the Additional Warrants, the Registration Rights Agreement, and the Agreement together with Exhibits and schedules hereto contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Incentive Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

         Section 12. Restricted Securities.

                  (a) Registration or Exemption Required. This Incentive Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon Section 4(2) of the Securities Act. This Incentive Warrant and the Incentive Warrant Shares issuable upon exercise of this Incentive Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

                  (b) Legend. Any replacement Incentive Warrants issued pursuant to Section 2 hereof and any Incentive Warrant Shares issued upon exercise hereof, shall bear the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION


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

                  REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 28, 1998, BETWEEN INFOCURE CORP. AND CRESCENT INTERNATIONAL LIMITED. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES."

     Removal of such legend shall be in accordance with the legend removal provisions in the Agreement.

                  (c) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 12(b) has been or shall be placed on the share certificates representing the Incentive Warrant Shares and no instructions or "stop transfer orders," so called, "stock transfer restrictions" or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 12.

                  (d) Assignment. Assuming the conditions of Sections 12(a) and 12(b) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Incentive Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to the Company substantially in the form of the assignment form attached hereto as Exhibit B, indicating the person or persons to whom this Incentive Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days of receipt of such Assignment Notice, and shall deliver to the assignee(s) designated by the Warrant Holder a Incentive Warrant or Incentive Warrants of like tenor and terms for the specified number of shares.

                  (e) Investor's Compliance. Nothing in this Section 12 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

         Section 13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon


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

hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         if to the Company:

                      InfoCure Corporation
                      239 Ethan Allen Highway
                      Ridgefield, CT  06877
                      Attention:      General Counsel
                      Telephone:     (203) 894-3279
                      Facsimile:     (203) 894-1801

         with a copy (which shall not constitute notice) to:

                      King & Spalding
                      191 Peachtree Street
                      Atlanta, GA 30303
                      Attention:     John J. Kelley III
                      Telephone:     (404) 572-4600
                      Facsimile:     (404) 572-5100


         if to the Investor:

                      Crescent International Ltd.
                      c/o GreenLight (Switzerland) SA
                      84, av Louis-Casai
                      1216 Geneva, Cointrin
                      P.O. Box 42
                      Switzerland
                      Attention:     Mel Craw/Maxi Brezzi
                      Telephone:     +41 22 791 71 69
                      Facsimile:     +41 22 929 53 94

         with a copy (which shall not constitute notice) to:

                      Clifford Chance Rogers & Wells LLP
                      200 Park Avenue
                      New York, NY  10166
                      Attention:     Sara P. Hanks, Esq./Earl S. Zimmerman, Esq.
                      Telephone:     (212) 878-8000
                      Facsimile:     (212) 878-8375


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

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

         Section 14. Miscellaneous. This Incentive Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Incentive Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  IN WITNESS WHEREOF, this Incentive Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                    INFOCURE CORPORATION




                                    By: /s/ Frederick L. Fine
                                        ---------------------------
                                        Frederick L. Fine
                                        President


Attested:




By: /s/ James K. Price
    ---------------------
    James K. Price
    Secretary

                       EXHIBIT A TO THE INCENTIVE WARRANT

                                  EXERCISE FORM

                              INFOCURE CORPORATION


         The undersigned (the "Registered Holder") hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of InfoCure Corporation, a Delaware corporation (the "Company"), evidenced by the attached Incentive Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of (check the appropriate box) (i) [M150] cash or certified check in the amount of $________; (ii) [M150] wire transfer to the Company's account at __________________, _________, _________ (Account
No.:_________); or (iii) [M150] ______ Incentive Warrant Shares, which represent the amount of Incentive Warrant Shares as provided in the attached Incentive Warrant to be canceled in connection with such exercise, all in accordance with the conditions and provisions of said Incentive Warrant.

         The undersigned requests that stock certificates for such Incentive Warrant Shares be issued, and an Incentive Warrant representing any unexercised portion hereof be issued, pursuant to this Incentive Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:
       -----------------------------------


- ------------------------------------------
Signature of Registered Holder


- ------------------------------------------
Name of Registered Holder (Print)


- ------------------------------------------
Address

                                     NOTICE


         The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Incentive Warrant in every particular, without alteration or enlargement or any change whatsoever.

                       EXHIBIT B TO THE INCENTIVE WARRANT

                                   ASSIGNMENT



         (To be executed by the registered Warrant Holder desiring to transfer the Incentive Warrant)


         FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Incentive Warrant hereby sells, assigns or transfers unto the person(s) named below (the "Assignee") the right to purchase ______________ shares of the Common Stock of InfoCure Corporation evidenced by the attached Incentive Warrant and does hereby irrevocably constitute and appoint ______________________ (attorney) to transfer the number of shares specified of the said Incentive Warrant on the books of the Company, with full power of substitution in the premises.


Dated:
      ----------------------------------------


- ----------------------------------------------
Signature of Registered Holder


- ----------------------------------------------
Name of Registered Holder (Print)


- ----------------------------------------------
Address of Registered Holder


- ----------------------------------------------
Name of Assignee (Print)


- ----------------------------------------------
Address of Assignee (including zip code number)

Fill in for new Registration of Incentive Warrant:



- -----------------------------------------
Name

- -----------------------------------------
Address

- -----------------------------------------
Please print name and address of assignee
        (including zip code number)

                                     NOTICE


         The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Incentive Warrant in every particular, without alteration or enlargement or any change whatsoever.